UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event            April 21, 2005
             reported)



                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   1-9550                  62-1691861
 -----------------------------    ----------------       ----------------------
 (State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)




              One Thousand Beverly Way
                Fort Smith, Arkansas                             72919
--------------------------------------------------    --------------------------
      (Address of Principal Executive Offices)                (Zip Code)


 Registrant's telephone number including area code           (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

     On April 21, 2005, Beverly Enterprises, Inc. (the "Company") announced that stockholders elected all nominees to the Company's Board of Directors and ratified the appointment of Ernst and Young LLP as independent auditors for 2005 at its annual meeting held today. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

      (a)      Exhibits

      Exhibit No.      Exhibit
      ----------       -------
            99.1       Press Release



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







                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 21, 2005             BEVERLY ENTERPRISES, INC.


                                   By:  /s/Pamela H. Daniels
                                     ------------------------------------
                                   Name:   Pamela H. Daniels
                                   Title:  Senior Vice President, Controller and
                                           Chief Accounting Officer



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





                                  EXHIBIT INDEX


     Exhibit No.       Exhibit
     -----------       -------
            99.1       Press Release



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